YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus Pennsylvania Intermediate Municipal Bond Fund for the 12-month period ended November 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 6.76%* and an annualized tax-free distribution rate per share of 4.31%.**

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower level established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plants and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The drop in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in real income, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields. Monetary policy has begun to ease in Europe as well as the U.S.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET ENVIRONMENT

  Prices moved higher during the reporting period as various classes of investors found municipal bonds appealing, despite the extent to which equities vied for investors' attention for most of the period. Low inflation and low interest rates helped create and maintain a bond-friendly atmosphere. Not to be overlooked, either, is the improved fiscal posture enjoyed by many states and municipalities, the result of several years of strong economic growth that enhanced the creditworthiness of many municipal securities' issuers, and gave added comfort to investors. The dollar value of newly issued bonds so far in 1998 has surpassed the volume experienced in all but a few previous years. At $255 billion, it is approximately 29% above the same period last year, but nonetheless, a dearth of appropriate bonds persists in several states.
Fortunately, the market has absorbed the new issuance without inordinate volatility in the process. Municipal yields have been, and continue to be, very favorably aligned vis-a-vis U.S. Treasury Bonds. Historically, longer-term municipals have been viewed as being good values when their yields approached 80% to 85% of the yields available on comparable Treasuries. Presently, most measures place the ratio well in excess of 90%. The environment for municipal bonds still appears to be positive, particularly with the Federal Reserve Board's Open Market Committee signaling explicitly, by recent cuts in the target rate for Federal Funds, its preference for lower interest rates.

PORTFOLIO OVERVIEW

  From late 1997 through early 1998, the Fund maintained a defensive investment posture and purchased modest premium bonds, which performed well as the market declined through April of 1998. By March of 1998, interest rates had risen to a point where the Fund reversed its strategy and began to purchase deep discount securities with high yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market.

  The Fund continued to purchase deep discounts through November of 1998, but slowed its purchase of these types of bonds in September because the market had improved past the Fund manager's expectations. By the end of October, the market had declined to a point where the Fund was aggressively purchasing deep discounts again. This strategy will remain in place until interest rates fall to a point where deep discounts can no longer be purchased at attractive yields.

  The Fund is constantly selling bonds priced at modest discounts which have achieved our price objectives and have low declining yields. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this fact when seeking liquidity. Since the Fund is either buying deep discounts or premiums at attractive yields, it can afford to sell these issues when they become slight discounts and have achieved our performance goals.

  Lower rated issues remain expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.

  The Fund' s one-year total return as of November 30, 1998 of 6.76% compares favorably to the Lipper Pennsylvania Intermediate Municipal Debt Funds Category Average of 6.28% . Because the Fund positioned itself defensively in late 1997 and early 1998 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1998. By repositioning itself that way again in October 1998, the Fund was also benefited.

  Included in this report is a series of detailed statements about your Fund's holdings and financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours



               [Richard J. Moynihan signature]


               Richard J. Moynihan

               Director, Municipal Portfolio Manager

               The Dreyfus Corporation

December 15, 1998

New York, N.Y.

*Total  return  includes  reinvestment of dividends and any capital gains paid.
Income may be subject to state and local income taxes for non-Pennsylvania residents.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND       NOVEMBER 30, 1998
-----------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND
                                     INDEX

$13,859

Dreyfus Pennsylvania Intermediate Municipal Bond Fund

                                    Dollars

$13,561

Lehman Brothers 10-Year Municipal Bond Index*

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

           One Year Ended                     From Inception (12/16/93)

          November 30, 1998                     to November 30, 1998

        ____________________                 __________________________

                6.76%                                   6.80%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Pennsylvania Intermediate Municipal Bond Fund on 12/16/93 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/16/93. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in Pennsylvania municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. The Lehman Brothers 10-Year Municipal Bond Index is not limited to investments principally in Pennsylvania municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers 10-year Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    NOVEMBER 30, 1998

                                                                                                   Principal
Long-Term Municipal Investments--98.4%                                                              Amount             Value
-------------------------------------------------------                                           ___________       ___________
Pennsylvania--89.1%

Allegheny County Hospital Development Authority, Revenue, Refunding

  (Magee Women's Hospital):

       5.875%, 10/1/2002 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . .       $    500,000     $     535,300

       6%, 10/1/2005 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,525,000         1,649,776

Berks County, Refunding 5.60%, 11/15/2007 (Insured; FGIC). . . . . . . . . . . . . . . . .            545,000           573,258

Berks County Municipal Authority, Health, Hospital and Nursing Home Revenue,

   Refunding (Phoebe-Devitt Homes Project) 5.50%, 5/15/2011  . . . . . . . . . . . . . . .            965,000           962,395

Butler Area Sewer Authority, Sewer Revenue, Refunding:

   Zero Coupon, 1/1/2010 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           362,400

   Zero Coupon, 7/1/2010 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           354,252

Cambria County, Refunding 5.875%, 8/15/2008 (Insured; FGIC). . . . . . . . . . . . . . . .            850,000           939,981

Cambria Township Water Authority, Industrial User Revenue

   6%, 12/1/2002 (LOC; Banque Paribas) . . . . . . . . . . . . . . . . . . . . . . . . . .          1,250,000         1,284,475

Central Dauphin School District 5%, 12/1/2013 (Insured; MBIA). . . . . . . . . . . . . . .          2,500,000         2,566,325

Clinton County Industrial Development Authority, PCR, Refunding

   (International Paper Co. Project) 5.375%, 5/1/2004  . . . . . . . . . . . . . . . . . .            500,000           530,305

Dauphin County General Authority, Revenue:

   6.25%, 6/1/2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            650,000           681,662

   6%, 12/1/2006 (LOC; The Sakura Bank Ltd.) . . . . . . . . . . . . . . . . . . . . . . .            785,000           859,536

Delaware County Industrial Development Authority, Revenue, Refunding

   (Martins Run Project) 5.60%, 12/15/2002 . . . . . . . . . . . . . . . . . . . . . . . .            750,000           764,032

Downingtown Area School District, Refunding  4.75%, 2/1/2019 (Insured; FSA) (a). . . . . .          2,380,000         2,315,121

Erie School District, Refunding

   Zero Coupon, 9/1/2009 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . .          1,110,000           691,497

Franklin County Industrial Development Authority, HR, Refunding

   (The Chambersburg Hospital) 5.25%, 7/1/2014 (Insured; AMBAC)  . . . . . . . . . . . . .          1,075,000         1,102,219

Harrisburgh Authority, Office and Parking Revenue

   5.75%, 5/1/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,200,000         1,215,168

Hempfield School District, Refunding 5.30%, 10/15/2014 (Insured; FGIC) . . . . . . . . . .          1,000,000         1,038,910

Jefferson County Hospital Authority, HR, Refunding

   (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA) . . . . . . . . . . . . . . . . . . .            835,000           855,048

Lancaster Area Sewer Authority, Sewer Revenue 4.50%, 4/1/2018. . . . . . . . . . . . . . .          3,000,000         2,834,820

Langhorne Manor Borough Higher Education and Health Authority, Health,

  Hospital and Nursing Home Revenue, Refunding (Woods Services Inc.)

   4.875%, 11/15/2015 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . .          2,310,000         2,296,764

Lebanon County Good Samaritan Hospital Authority, Revenue, Refunding

  (Good Samaritan Hospital Project):

       5.85%, 11/15/2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            845,000           900,331

       6%, 11/15/2009  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,599,690

McKeesport Area School District, Refunding

   Zero Coupon, 10/1/2009 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . .          1,070,000           660,629

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998


                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                          Amount             Value
-------------------------------------------------------                                           ___________       ___________

Pennsylvania (continued)

Montgomery County Higher Education and Health Authority, HR

   (Montgomery Hospital Medical Center) 6.60%, 7/1/2010  . . . . . . . . . . . . . . . . .         $1,000,000      $  1,084,240

Norristown, Refunding:

   Zero Coupon 12/15/2011 (Insured; AGIC) (a)  . . . . . . . . . . . . . . . . . . . . . .          1,465,000           777,622

   Zero Coupon 12/15/2013 (Insured; AGIC) (a)  . . . . . . . . . . . . . . . . . . . . . .            735,000           344,935

Pennsylvania, COP, Refunding 5.40%, 7/1/2008 (Insured; AMBAC). . . . . . . . . . . . . . .          1,000,000         1,037,780

Pennsylvania Convention Center Authority, Revenue, Refunding 6.25%, 9/1/2004 . . . . . . .            750,000           803,880

Pennsylvania Economic Development Financing Authority, RRR

   (Northampton Generating Project) 6.40%, 1/1/2009  . . . . . . . . . . . . . . . . . . .            500,000           529,995

Pennsylvania Finance Authority, Revenue, Refunding

   (Municipal Capital Improvements Program) 6.60%, 11/1/2009 . . . . . . . . . . . . . . .          5,280,000         5,898,763

Pennsylvania Higher Educational Facilities Authority:

  College and University Revenue (Delaware Valley College of Science and
Agriculture)

       6.50%, 4/1/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            790,000           896,587

   Health Services Revenue, Refunding (Allegheny Delaware Valley)

       5.60%, 11/15/2010 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . .          1,250,000         1,266,175

Pennsylvania Housing Finance Agency, Single Family Mortgage:

   5.95%, 10/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            365,000           383,330

   6.20%, 4/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            410,000           430,750

   6.20%, 10/1/2005  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            420,000           442,659

   5.75%, 4/1/2006 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            400,000           422,856

   6.10%, 4/1/2006 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            455,000           479,247

   5.75%, 10/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            415,000           440,049

   6.10%, 10/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            465,000           491,156

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,795,000         2,092,431

Pennsylvania Infrastructure Investment Authority, Revenue

   (Pennvest Loan Pool Program) 6%, 9/1/2005 (Insured; MBIA) . . . . . . . . . . . . . . .          2,155,000         2,404,312

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,095,880

   Airport Revenue (Philadelphia Airport System) 5.75%, 6/15/2008 (Insured; AMBAC) . . . .          1,000,000         1,090,140

   Water and Wastewater Revenue, Refunding:

       5.50%, 6/15/2003 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,064,920

       5.75%, 6/15/2013 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,624,260

Philadelphia Hospitals and Higher Education Facilities Authority, Revenue:

   (Childrens Seashore House) 7%, 8/15/2003  . . . . . . . . . . . . . . . . . . . . . . .            650,000           715,312

   (Community College) 5.90%, 5/1/2007 (Insured; MBIA) . . . . . . . . . . . . . . . . . .            445,000           487,529

   Refunding (Temple University Hospital) 6.50%, 11/15/2008  . . . . . . . . . . . . . . .          1,000,000         1,093,760

Philadelphia Municipal Authority, LR, Refunding:

   6%, 7/15/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           519,860

   5.40%, 11/15/2006 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           535,550

Philadelphia School District

   5.75%, 7/1/2007 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           648,336

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998


                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                          Amount            Value
-------------------------------------------------------                                           ___________       ___________

Pennsylvania (continued)

Scranton-Lackawanna Health and Welfare Authority, Revenue, Refunding

   (University of Scranton Project) 5.80%, 3/1/2000  . . . . . . . . . . . . . . . . . . .       $    500,000     $     512,810

Southeastern Transportation Authority, Special Revenue:

   6.50%, 3/1/2004 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,676,340

   5.875%, 3/1/2009 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .            750,000           819,637

Upper Allegheny Joint Sanitary Authority, Sewer Revenue

   5.70%, 9/1/2005 (Insured; FGIC, Prerefunded 9/1/2002) (b) . . . . . . . . . . . . . . .          1,095,000         1,170,413

Westmoreland County, Refunding:

   Zero Coupon, 12/1/2006 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         1,428,460

   Zero Coupon, 12/1/2008 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . .          1,790,000         1,158,202

Wilkinsburg Joint Water Authority, Water Revenue

   6.15%, 8/15/2006 (Insured; AMBAC, Prerefunded 8/15/2002) (b)  . . . . . . . . . . . . .            600,000           650,136

York County Hospital Authority, Revenue, Refunding

   (Lutheran Social Services Health Center) 6.25%, 4/1/2011  . . . . . . . . . . . . . . .          1,000,000         1,081,630

Yough School District, Refunding

   Zero Coupon, 10/1/2007 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000           686,060

U.S. Related--9.3%

Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue:

   5.40%, 7/1/2006 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,121,160

   5.40%, 7/1/2006 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,242,680

Puerto Rico Electric Power Authority, Power Revenue:

   5.90%, 7/1/2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            250,000           267,272

   6%, 7/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            225,000           248,715
                                                                                                                   ____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $69,167,321)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $72,739,723
                                                                                                                   ____________

Short-Term Municipal Investments--4.3%
-----------------------------------------------------------------------------

Pennsylvania;

Delaware County Industrial Development Authority, PCR, VRDN

   (BP Exploration and Oil Inc. Project) 3.30%  (c)  . . . . . . . . . . . . . . . . . . .         $2,000,000     $   2,000,000

Pennsylvania Higher Educational Facilities Authority, College and University
Revenue,

  Refunding, VRDN (Carnegie Mellon University)

   3.25% (SBPA; Union Bank of Switzerland, Morgan Guaranty Trust Co.) (c)  . . . . . . . .          1,200,000         1,200,000
                                                                                                                   ____________

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,200,000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $   3,200,000
                                                                                                                   ____________


TOTAL INVESTMENTS

   (cost $72,367,321)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             102.7%       $75,939,723

                                                                                                      _______      ____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .              (2.7%)     $ (1,977,069)
                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $73,962,654
                                                                                                      _______      ____________


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AGIC        Asset Guaranty Insurance Company                        LOC         Letter of Credit

AMBAC       American Municipal Bond Assurance Corporation           LR          Lease Revenue

COP         Certificate of Participation                            MBIA        Municipal Bond Investors Assurance

EDR         Economic Development Revenue                                          Insurance Corporation

FGIC        Financial Guaranty Insurance Company                    PCR         Pollution Control Revenue

FHA         Federal Housing Administration                          RRR         Resources Recovery Revenue

FSA         Financial Security Assurance                            SBPA        Standby Bond Purchase Agreement

HR          Hospital Revenue                                        VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value
____                               ________                          __________________            ____________________
AAA                                Aaa                               AAA                                  57.9%

AA                                 Aa                                AA                                    5.6

A                                  A                                 A                                    18.0

BBB                                Baa                               BBB                                   9.0

F1                                 MIG1                              SP1                                   4.2

Not Rated (d)                      Not Rated (d)                     Not Rated (d)                         5.3
                                                                                                       _______
                                                                                                         100.0%
                                                                                                       _______

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Purchased on a delayed-delivery basis.
(b)  Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds in full at the earliest refunding date.
(c)  Securities  payable  on demand. Variable interest rate--subject to periodic change.
(d)  Securities  which,  while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         NOVEMBER 30, 1998

                                                                                                     Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .      $72,367,321       $75,939,723

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              617,457

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              854,261

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               14,084

                                                                                                                   ____________

                                                                                                                     77,425,525

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               23,009

                                 Payable for investment securities purchased . . . . . . .                            3,384,935

                                 Payable for shares of Beneficial Interest redeemed  . . .                               10,684

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               44,243

                                                                                                                   ____________

                                                                                                                      3,462,871

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $73,962,654

                                                                                                                   ____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $69,833,795

                                 Accumulated net realized gain (loss) on investments . . .                              556,457

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                            3,572,402

                                                                                                                   ____________

 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $73,962,654

                                                                                                                   ____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            5,386,961

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $13.73

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                 $3,558,577

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .         $    414,435

                                 Shareholder servicing costs--Note 3(b)  . . . . .              117,354

                                 Professional fees . . . . . . . . . . . . . . . .               38,875

                                 Trustees' fees and expenses--Note 3(c)  . . . . .               21,471

                                 Prospectus and shareholders' reports  . . . . . .               13,138

                                 Registration fees . . . . . . . . . . . . . . . .               11,138

                                 Custodian fees  . . . . . . . . . . . . . . . . .                7,571

                                 Loan commitment fees--Note 2  . . . . . . . . . .                  405

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               17,339

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .              641,726

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . .              (88,741)

                                                                                           ____________

                                        Net Expenses . . . . . . . . . . . . . . .                                    552,985

                                                                                                                  ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  3,005,592

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                                 Net realized gain (loss) on investments . . . . .           $  555,173
                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .              952,486

                                                                                           ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                  1,507,659

                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                 $4,513,251

                                                                                                                  ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended          Year Ended
                                                                                       November 30, 1998    November 30, 1997
                                                                                      __________________    __________________
OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $      3,005,592     $      2,558,684

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .             555,173              172,702

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .             952,486              999,341
                                                                                         _______________      _______________

       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . .           4,513,251            3,730,727
                                                                                         _______________      _______________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,021,270)          (2,549,186)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .             (25,600)                 --
                                                                                         _______________      _______________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,046,870)          (2,549,186)
                                                                                         _______________      _______________

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .          15,327,694           20,595,386

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,286,397            1,900,542

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (10,045,563)          (9,121,812)
                                                                                         _______________      _______________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . .           7,568,528           13,374,116
                                                                                         _______________      _______________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .           9,034,909           14,555,657

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          64,927,745           50,372,088
                                                                                         _______________      _______________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    73,962,654      $    64,927,745

                                                                                         _______________      _______________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .                ---       $        15,678
                                                                                         _______________      _______________

                                                                                              Shares               Shares
                                                                                         _______________      _______________

CAPITAL SHARE TRANSACTIONS:

   Shares sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,126,829            1,559,872

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .             167,990              143,586

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (739,218)            (693,403)

                                                                                         _______________      _______________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .             555,601            1,010,055
                                                                                         _______________      _______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                     Year Ended November 30,
                                                                      _______________________________________________________

PER SHARE DATA:                                                  1998         1997          1996         1995        1994(1)
                                                                ______       ______        ______       ______       ______
   Net asset value, beginning of period  . . . . . . . . .      $13.44       $13.18        $13.12       $11.84       $12.50
                                                                ______       ______        ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . .        .60           .60           .59          .63          .61

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . . . . . . . . . .         .30          .26           .06         1.28         (.66)
                                                                ______       ______        ______       ______       ______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . . . . . .         .90          .86           .65         1.91         (.05)
                                                                ______       ______        ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . .        (.60)        (.60)         (.59)        (.63)        (.61)

   Dividends from net realized gain on investments . . . .        (.01)          --            --           --           --
                                                                ______       ______        ______       ______       ______

   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . . . . . .        (.61)        (.60)         (.59)        (.63)        (.61)
                                                                ______       ______        ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . .      $13.73       $13.44        $13.18       $13.12       $11.84
                                                                ______       ______        ______       ______       ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . .        6.76%        6.67%         5.10%       16.47%        (.60%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . ..        .80%         .80%          .80%         .48%          --

   Ratio of net investment income
     to average net assets . . . . . . . . . . . . . . . .        4.35%        4.52%         4.52%        4.93%        5.19%(2)

   Decrease reflected in above expense ratios
     due to undertakings by the Manager  . . . . . . . . .         .13%         .13%          .31%         .62%        1.39%(2)

   Portfolio Turnover Rate   . . . . . . . . . . . . . . .       26.03%       23.94%        53.83%        5.07%       20.13%(3)

   Net Assets, end of period (000's Omitted)   . . . . . .     $73,963      $64,928       $50,372      $40,079      $22,599

--------------

(1)  From December 16, 1993 (commencement of operations) to November 30, 1994.
(2)  Annualized.
(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and
U.S. treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $5,021 during the period ended November 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 1997 through November 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund' s aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $88,741 during the period ended November 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1998, the Fund was charged $68,800 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1998, the Fund was charged $34,749 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) A 1% redemption fee is charged and retained by the Fund (including on redemptions through the use of the Fund Exchanges privilege) on shares redeemed within fifteen days of their issuance. During the period ended November 30, 1998, redemption fees retained by the Fund amounted to $12.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1998 amounted to $24,786,421 and $17,632,426, respectively.

  At November 30, 1998, accumulated net unrealized appreciation on investments was $3,572,402, consisting of $3,584,752 gross unrealized appreciation and $12,350 gross unrealized depreciation.

  At November 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Pennsylvania Intermediate Municipal Bond Fund, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York

January 6, 1999


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended November 30, 1998:

    -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and

    -- the Fund hereby designates $.004 per share as a long-term capital gain distribution of the $.0053 per share paid on December 4, 1997.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund' s taxable ordinary dividends and capital gain distributions paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS PENNSYLVANIA INTERMEDIATE

MUNICIPAL BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             105AR9811

Pennsylvania

Intermediate

Municipal

Bond Fund

Annual Report

November 30, 1998